Reinsurance	12 Months Ended
Dec. 31, 2013
Reinsurance Disclosures [Abstract]
Reinsurance
REINSURANCE
The Company generally reports retrocession activity on a gross basis. Amounts paid or deemed to have been paid for reinsurance are reflected in reinsurance ceded receivables. The cost of reinsurance related to long-duration contracts is recognized over the terms of the reinsured policies on a basis consistent with the reporting of those policies.
Retrocession reinsurance treaties do not relieve the Company from its obligations to direct writing companies. Failure of retrocessionaires to honor their obligations could result in losses to the Company. Consequently, allowances would be established for amounts deemed uncollectible. At December 31, 2013 and 2012, no allowances were deemed necessary. The Company regularly evaluates the financial condition of the insurance companies from which it assumes and to which it cedes reinsurance.
In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and coinsurance contracts. In the individual life markets, the Company retains a maximum of $8.0 million of coverage per individual life. Claims in excess of this retention amount are retroceded to retrocessionaires; however, the Company remains fully liable to the ceding company for the entire amount of risk it assumes. In certain limited situations the Company has retained more than $8.0 million per individual policy. The Company enters into agreements with other reinsurers to mitigate the residual risk related to the over-retained policies. Additionally, due to some lower face amount reinsurance coverages provided by the Company in addition to individual life, such as group life, disability and health, under certain circumstances, the Company could potentially incur net claims totaling more than $8.0 million per individual life.
Retrocessions are arranged through the Company’s retrocession pools for amounts in excess of the Company’s retention limit. As of December 31, 2013 and 2012, all rated retrocession pool participants followed by the A.M. Best Company were rated “A- (excellent)” or better except one pool member that was rated “B++ (good)” in 2012. The Company verifies retrocession pool participants’ ratings on a quarterly basis. For a majority of the retrocessionaires that were not rated, security in the form of letters of credit or trust assets has been given as additional security. In addition, the Company performs annual financial reviews of its retrocessionaires to evaluate financial stability and performance. In addition to its third party retrocessionaires, various RGA reinsurance subsidiaries retrocede amounts in excess of their retention to RGA Reinsurance, Parkway Re, RGA Barbados, RGA Americas, Rockwood Re, Manor Reinsurance, Ltd. (“Manor Re”), RGA Worldwide or RGA Atlantic.
At December 31, 2013, the Company had $594.5 million of ceded reinsurance receivables, of which $359.2 million, or 60.4%, were with the Company’s four largest ceded reinsurers. Included in the December 31, 2013 total ceded reinsurance receivables balance were $134.1 million of claims recoverable, of which $4.2 million were in excess of 90 days past due. At December 31, 2012, the Company had $620.9 million of ceded reinsurance receivables, of which $367.5 million, or 59.2%, were with the Company’s four largest ceded reinsurers. Included in the December 31, 2012 total ceded reinsurance receivables balance were $156.0 million of claims recoverable, of which $10.4 million were in excess of 90 days past due.

The effect of reinsurance on net premiums is as follows (dollars in thousands):

Years ended December 31,	2013	2012	2011
Direct	$5,224	$3,784	$2,590
Reinsurance assumed	8,568,222	8,228,811	7,701,594
Reinsurance ceded	(319,419)	(325,999)	(368,497)
Net premiums	$8,254,027	$7,906,596	$7,335,687
The effect of reinsurance on claims and other policy benefits as follows (dollars in thousands):

Years ended December 31,	2013	2012	2011
Direct	$8,078	$3,694	$4,179
Reinsurance assumed	7,515,524	6,912,942	6,472,041
Reinsurance ceded	(219,270)	(250,637)	(251,037)
Net claims and other policy benefits	$7,304,332	$6,665,999	$6,225,183

The effect of reinsurance on life insurance in force is shown in the following schedule (dollars in millions):

Life Insurance In Force:	Direct	Assumed	Ceded	Net	Assumed/Net %
December 31, 2013	$77	$2,889,804	$36,830	$2,853,051	101.3%
December 31, 2012	76	2,927,573	38,048	2,889,601	101.3
December 31, 2011	76	2,664,353	39,987	2,624,442	101.5

At December 31, 2013 and 2012, respectively, the Company provided approximately $6.8 billion and $6.3 billion of financial reinsurance, as measured by pre-tax statutory surplus, risk based capital and other financial reinsurance structures, to other insurance companies under financial reinsurance transactions to assist ceding companies in meeting applicable regulatory requirements. Generally, such financial reinsurance is provided by the Company committing cash or assuming insurance liabilities, which are collateralized by future profits on the reinsured business. The Company earns a fee based on the amount of net outstanding financial reinsurance.
Reinsurance agreements, whether facultative or automatic, may provide for recapture rights on the part of the ceding company. Recapture rights permit the ceding company to reassume all or a portion of the risk formerly ceded to the reinsurer after an agreed-upon period of time, generally 10 years, or in some cases due to changes in the financial condition or ratings of the reinsurer. Recapture of business previously ceded does not affect premiums ceded prior to the recapture of such business, but would reduce premiums in subsequent periods. Additionally, some treaties give the ceding company the right to request the Company to place assets in trust for their benefit to support their reserve credits, in the event of a downgrade of the Company’s ratings to specified levels, generally non-investment grade levels, or if minimum levels of financial condition are not maintained. As of December 31, 2013 and 2012, these treaties had approximately$1,552.3 million and $1,522.1 million, respectively, in statutory reserves. Assets placed in trust continue to be owned by the Company, but their use is restricted based on the terms of the trust agreement. Securities with an amortized cost of $2,124.7 million and $2,140.7 million were held in trust to satisfy collateral requirements for reinsurance business for the benefit of certain RGA subsidiaries at December 31, 2013 and 2012, respectively. In addition, the Company’s collateral finance facility has asset in trust requirements. See Note 14 – “Collateral Finance Facility” for additional information. Securities with an amortized cost of $7,842.9 million and $7,549.0 million, as of December 31, 2013 and 2012, respectively, were held in trust to satisfy collateral requirements under certain third-party reinsurance treaties. Under certain conditions, RGA may be obligated to move reinsurance from one RGA subsidiary company to another or make payments under the treaty. These conditions include change in control or ratings of the subsidiary, insolvency, nonperformance under a treaty, or loss of reinsurance license of such subsidiary.